EXHIBIT 10.4

                            SUBDISTRIBUTOR AGREEMENT

     This Subdistributor Agreement ("Subdistributor Agreement") is made on 1st day of March, 2005 by and between RX USA Marketing and its successors (the "Company"), and Brampton Crest International, Inc. (the "Brampton").

                                    RECITALS

     A. The Company entered into a Distributor Agreement with Dermazone Solutions on July 13, 2004 (the "Distributor Agreement"), a copy of which is attached hereto as Attachment A, and such Distributor Agreement remains in full force and effect as of the date herein.

     B. The Company wishes and Brampton agrees to be a Subdistributor pursuant to the terms and conditions of that Distributor Agreement and the parties wish to memorialize this agreement.

     NOW THEREFORE, in consideration of the mutual promises, representations, warranties and covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, each intending to be legally bound, hereby agree as follows:

     1. Appointment as Subdistributor. The Company hereby appoints Brampton as its Subdistributor pursuant to the terms and conditions of the Distributor Agreement and Brampton accepts such appointment and agrees to the terms and conditions of the Distributor Agreement.

     2. Term. The appointment as a Subdistributor shall continue as long as the Distributor Agreement remains in full force and effect or until
          (a) the parties, by mutual written consent, agree to terminate this Subdistributor Agreement; or (b) Brampton, by 10 days written notice to the Company, no longer intends to be a Subdistributor pursuant to this Subdistributor Agreement.

     3. Product Costs. The pricing of the products available to be sold pursuant to the Distributor Agreement shall be determined by the parties herein and attached hereto as Schedule A, such Schedule A to be revised by mutual written consent of the parties proportionate to the pricing modifications of the products.

     4. Notices. All notices, requests, demands and other communications required or permitted under this Subdistributor Agreement shall be in writing, and shall be deemed to have been duly given (1) on the date of delivery, if delivered personally, or sent by facsimile by 5:00 p.m. local time at the place of delivery on such date, followed by an original delivered by first class mail, registered or certified, return receipt requested, postage prepaid, to the party to whom notice


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          is to be given,  (2) within 72 hours after  mailing,  if mailed to the party to whom notice is to be given, by first class mail, registered or certified mail, return receipt requested, postage prepaid, or (3) on the following day if sent by a nationally recognized overnight delivery services, in each case, properly addressed to the party at his address set forth on the signature page of this Subdistributor Agreement or any other address that any party may designate by written notice to the others.

     5. Power and Authority. Each party hereto hereby covenants and represents to the other party that the first party has the full power and authority to enter into this Agreement, and that entering into this Subdistributor Agreement will not violate any law, statute, ordinance or contractual provision in any way.

     6. Authority. The parties hereto acknowledge and agree that this Subdistributor Agreement does not create a fiduciary relationship between Brampton and the Company, that Brampton shall be an independent contractor with respect to the Company, and that nothing in this Subdistributor Agreement is intended to constitute or appoint Brampton as an agent, legal representative, partner, employee or servant of the Company for any purpose whatsoever.

     7. Waiver, Governing Law, Venue. No waiver by either party hereto at any time of any breach by either party hereto of any condition or provision of this Subdistributor Agreement shall be deemed a waiver of any subsequent breach of this Agreement. The validity, interpretation, construction and performance of this Subdistributor Agreement shall be governed by the laws of the State of Florida, and venue for any action brought hereunder shall lie exclusively in the state or Federal courts located in Miami-Dade County, Florida. The parties hereto hereby consent to the exclusive jurisdiction of any such court and hereby waive (a) any objection to such venue, including, without limitation, an objection based on the assertion that this venue constitutes an inconvenient forum, and (b) any objection to personal service of any and all process upon them and consent that all such service of process be made by mail in accordance with the notice provisions contained herein.

     8. Validity, Integration, Oral Termination, Modification. The invalidity or unenforceability of any provision of this Subdistributor Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. This Subdistributor Agreement contains the final, complete and exclusive expression of the understandings between the parties regarding the matters discussed herein and supersedes any prior agreement or representation, oral or written, by either party. This Subdistributor Agreement cannot be changed or terminated orally. Any amendment or modification of this Subdistributor Agreement or any provision of it will be valid and effective only if it is in writing and signed by or on behalf of each party to this Agreement.

     9. Headings. The titles and headings preceding the text of the sections of this Subdistributor Agreement have been inserted solely for the convenience of reference and neither constitute a part of this

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          Subdistributor  Agreement  nor affect its meaning,  interpretation  or effect.

     10. Counterparts. This Subdistributor Agreement may be executed by the parties in one or more counterparts, each of which when so executed shall be an original and all such counterparts shall constitute one and the same instrument. Confirmation of execution by electronic transmission of a facsimile signature page shall be binding upon any party so confirming.

     IN WITNESS WHEREOF, the parties hereto have executed this Consulting Subdistributor Agreement as of the date first above written.

                                            BRAMPTON

                                            Brampton Crest International, Inc.

                                            ------------------------------------

                                            By:
                                            ------------------------------------

                                            Title:
                                            ------------------------------------
                                            Address:
                                            ------------------------------------

                                            ------------------------------------

                                            THE COMPANY

                                            RX USA Marketing

                                            By:
                                            ------------------------------------

                                            Title:
                                            ------------------------------------
                                            Address:
                                            ------------------------------------

                                            ------------------------------------


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                                  Attachment A

                              Distributor Agreement


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                             Tuesday, July 13, 2004
               Distributor Agreement between RX USA Marketing and
                              Dermazone Solutions.

1. RX USA Marketing will be a distributor of all Dermazone Solutions products in the South Florida market.

2. RX USA Marketing wil continuet o pay 50% of wholesale price for the Lyphazome product line. Payment will be made on credit card at time of order.

3. RX USA Marketing will pay 60% of wholesale price on the Celazome product line and paymetn will be on credit card at the time of order.

4. Dermazone Solutions will supply marketing materials to RX USA Marketing, i.e. samples and brochures and testers at 5% of the total purchase order. the variety or each type of free goods will be the choice of teh Distributor and subject to availability.

5. Dermazone Solutions will give RX USA Marketing any leads (Local tradeshows) that are in the South Florida market, Monroe, Dade, Broward, Palm Beach, and Martin gcounties. To benefit the growth of RX USA Marketing.

6. Dermazone Solutions will only deal with Michael Breindel, President; as the sole representative for RX USA Marketing and will keep all business confidential.

7. Dermazone Solutions will give RX USA Marketing the best possible rates when charging for shipping.

8. Dermazone Solutions will not sell directly to any RX USA Marketing accounts that buy Dermazone products directly from RX USA Marketing to ensure good business relationships.

9. RX USA Marketing will be responsible for their expenses; i.e. gas, tolls & travel.

10. No waiver or modifications of the terms of this Agreement shall be valid unless contained in writing signed by both parties.


/s/ Carolyn Veroni                              /s/ Michael Breindel
--------------------------------               ----------------------------
Carolyn Veroni                                  Michael Breindel, President
Director of Business Development

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                                   Schedule A

                                Pricing Schedule


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